LOAN SUBSCRIPTION AGREEMENT

Exhibit 10.61

TO:               VOICE MOBILITY INTERNATIONAL, INC.
                  Suite 100, 4190 Lougheed Highway
                  Burnaby, B.C.  V5C 6A8

RE:               Convertible Promissory Note

Details of Subscription

The undersigned subscriber (the “Lender”) agrees to pay to Voice Mobility International, Inc. (the “Company”), subject to the terms and conditions set out in Schedule “A” hereto, the aggregate amount of Cdn.$150,075 (the “Loan Funds”) and agrees to purchase a convertible note (the “Note”) for the Company for the aggregate amount of the Loan Funds.

                                                 EXECUTION BY LENDER

                                                             Leede  Financial  Markets  Inc in trust for  William H.
Signature of Individual Lender or                            Laird RRSP#074-0470-S
Authorized Signatory of Lender                               Name of Lender
(if Lender is not an individual)
                                                             William H. Laird
                                                             Name(s) of Beneficial Owner(s)
                                                             2930 13th Ave S.W., Salmon Arm, BC, V1E 4N7
Signature of Witness                                         Address of Lender

Print/Type Name of Witness

Promissory Note in the principal amount of:                  Name of Contact Person, if Lender not an individual
Cdn. $150,075
                                                             250-833-4297
                                                             Telephone Number of Lender or Contact Person

                                                             250-832-9720
                                                             Facsimile Number of Lender or Contact Person

Executed by the Lender this __________ day of _________________, 2004.

ACCEPTANCE

The foregoing is accepted by the Company as of the ____ day of _______________, 2004.

                                                     VOICE MOBILITY INTERNATIONAL, INC.

                                                     Per:

SCHEDULE “A”

In consideration of the covenants and agreements herein, and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1. Terms of the Offering

1.1 Note. The Company will issue to the Lender the Note, in the form attached hereto as Schedule “C”, for the aggregate amount of the Loan Funds, such Note to have an annual coupon rate of eight percent, payable quarterly, convertible at the option of the Lender at any time before the date that this is two years from the Closing Date into units (the “Units”) at a price of Cdn$1.15 per unit, pursuant to which each Unit will consist of one common share of the Company (the “Note Shares”) and one non-transferable common share purchase warrant (the “Warrants”). One Warrant shall entitle the Lender, upon giving 61 days notice to the Company, to purchase one common share of the Company (the “Warrant Shares”) at a price of Cdn.$1.15 per common share for a period of two years from the Closing Date. (The Note, the Note Shares, the Warrants and the Warrant Shares, collectively referred to herein as the “Securities”)

1.2 Acceptance by the Company of Offer to Purchase. The acceptance by the Company of the Lender’s irrevocable subscription to purchase the Note as contemplated by this Agreement shall constitute an agreement by the Company with the Lender that the Lender shall have, in respect of such Note, the benefits of the representations, warranties and covenants of the Company contained in the Agreement.

1.3 Security and Priority. As security for the obligations of the Company to the Lender, the Company shall make all reasonable efforts to cause Voice Mobility Inc. (the “Guarantor”) to execute and deliver to the Lender a General Security Agreement on the assets of the Guarantor. The Company’s repayment obligations under the Note shall rank prior to all indebtedness of the Company, other than the existing registered charges and security interests listed in Schedule “F”.

1.4 Guarantee. In the event that the Company does not pay the amount owing under the Note to the Lender when due, or on demand of the Lender ,where the Lender is permitted to make such demand, the Lender will make demand of Voice Mobility Inc. (the “Guarantor”) under an agreement to be entered into between the Company and the Guarantor (the “Guarantee Agreement”) to pay to the Lender any amounts owing under the Note.

2. Representations and Warranties

2.1 The Lender represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with the appropriate exemptions (the “Exemptions”) from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (the “Securities Rules”), that:

(a)	the Lender is purchasing the Securities as principal for its own account and not for the benefit of any other person;

(b)	the Lender is:

(i)	a director, “senior officer” or “control person” of the Corporation (as that term is defined in the Securities Act (British Columbia) and set out in Schedule “D” to this Agreement) or an “affiliate” of the Corporation (as that term is defined in Schedule “D” to this Agreement); OR

(ii)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation; OR

(iii)	parent, grandparent, brother, sister or child of the spouse of a director, senior officer, or control person of the Corporation or an affiliate of the Corporation; OR

(iv)	a close personal friend of a director, senior officer, or control person of the Corporation or of an affiliate of the Corporation; OR

(v)	a close business associate of a director, senior officer, founder or control person of the Corporation or of an affiliate of the Corporation; OR

(vi)	a “founder” of the Corporation (as that term is defined in Multilateral Instrument 45-103 and set out in Schedule “D” to this Agreement) or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation; OR

(vii)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation; OR

(viii)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are persons or companies described in subparagraphs (i) to (vii) above; OR

(ix)	a trust or estate or which all of the beneficiaries or a majority of the trustees are persons or companies described in subparagraphs (i) to (vii); OR

(x)	an “accredited investor” (as that term is defined in MI 45-103) and set out in Schedule “D” to this Agreement; OR

(xi)	purchasing a sufficient number of Securities such that the aggregate acquisition cost to the Lender of such Securities is not less than Cdn.$97,000, and the Lender has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Securities is less than Cdn.$97,000;

(c)	the Lender is not a “U.S. Person” (as defined under Regulation S made under the United States Securities Act of 1933, which definition includes an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U. S. Person) and the Lender understands and acknowledges that the Securities have not and will not be registered under the United States Securities Act of 1933, and, subject to certain exceptions, the Securities may not be offered or sold within the United States;

(d)	the Lender acknowledges that because this subscription is being made pursuant to the Exemptions:

(i)	the Lender is restricted from using certain of the civil remedies available under the applicable Securities Rules,

(ii)	there is no government or other insurance covering the Securities;

(iii)	there are risks associated with the purchase of the Securities;

(iv)	there are restrictions on the Lender’s ability to resell the Securities and it is the responsibility of the Lender to find out what those restrictions are and to comply with them before selling the Securities;

(v)	the Lender may not receive information that might otherwise be required to be provided to the Lender under the applicable Securities Rules if the Exemptions were not being used,

(vi)	the Company is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used; and

(vii)	the Lender understands that the Exemptions release the Company from the requirements to provide the Lender with a prospectus and to sell Securities through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Securities pursuant to those Exemptions, certain protections, rights and remedies provided the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Lender;

(e)	the Securities are not being subscribed for by the Lender as a result of any material information about the Company’s affairs that has not been publicly disclosed;

(f)	the offer and sale of these Securities was not accomplished by an advertisement and the Lender was not induced to purchase these Securities as a result of any advertisement made by the Company; and

(g)	if the Lender is a corporation, the Lender is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Lender is a partnership, syndicate, trust or other form of unincorporated organization, the Lender has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Lender enforceable against the Lender in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Lender, any constating documents of the Lender or any agreement to which the Lender is a party or by which the Lender is bound.

2.2 The Company represents and warrants to the Lender, and acknowledges that the Lender is relying on these representations and warranties in entering into this Agreement, that:

(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it was incorporated, continued or amalgamated;

(b)	the Company is a reporting issuer in British Columbia, Alberta, Ontario, Quebec and New Brunswick and the Company is not, to the best of its knowledge, in material default of any of the requirements of the applicable Securities Rules of those jurisdictions;

(c)	the common shares of the Company are listed and posted for trading on The Toronto Stock Exchange (the “TSX) and, to the best of its knowledge, the Company is not in material default of any of the listing requirements of the TSX;

(d)	upon their issuance, the Note Shares will be validly issued and outstanding fully paid and non-assessable common shares of the Company registered as directed by the Lender, free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Lender, liens, charges or encumbrances of any kind whatsoever;

(e)	upon their issuances, the Warrants will be validly created, issued and outstanding warrants of the Company, registered as directed by the Lender, and, upon their issuance, the Warrant Shares issued on the exercise of the Warrants will be validly issued and outstanding fully paid and non-assessable common shares of the Company registered as directed by the Lender, and both will be free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Lender, liens, charges or encumbrances of any kind whatsoever;

(f)	the Company has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(g)	to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, license or other instrument or any kind whatsoever to which the Company is a party or by which it is bound, or any judgment or order of any kind whatsoever or any Court or administrative body of any kind whatsoever by which it is bound.

3.Covenants, Acknowledgements and Agreements

3.1 Concurrent with the execution of this Agreement, the Lender will:

(a)	fully complete Schedule “B” to this Agreement and the Lender acknowledges that the Company is relying on the Exemptions in order to complete the trade and distribution of the Securities under the Exemptions and the Lender is aware of the criteria of the Exemptions to be met by the Lender including the representations contained in Schedule “B”; and

(b)	fully complete and execute the TSX questionnaire appearing as Schedule “E” to this Agreement.

3.2 The Lender acknowledges and agrees that the Note, the Note Shares comprising the Units, the Warrants comprising the Units and any Warrant Shares acquired on the exercise of the Warrants will be subject to such trade restrictions as may be imposed by operation of applicable Securities Rules, and the certificates representing the Note Shares, Warrants and any Warrant Shares acquired on the exercise of the Warrants will bear such legends as may be required by applicable Securities Rules and by the rules and policies of the TSX. The Lender further acknowledges and agrees that it is the Lender’s obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Lender’s obligation to comply with the trade restrictions except as provided for herein. In this regard, the Lender acknowledges that such trade restrictions provide that the Lender must hold and not sell, transfer or in any manner dispose (collectively, the “Disposition”) of the Note, the Note Shares, Warrants or any Warrant Shares acquired on the exercise of the Warrants in British Columbia prior to midnight on the four month anniversary of the Closing Date, unless the Lender has obtained the prior written consent of the TSX to the Disposition and unless the Disposition is made in accordance with all applicable Securities Rules. The Lender further acknowledges to the Company that this paragraph 3.2 constitutes sufficient notice of the applicable hold periods.

3.3 The Lender acknowledges that no securities commission has evaluated or endorsed the merits of these Securities and that the person selling these Securities has no duty to tell the Lender whether these Securities are a suitable investment. The Lender further acknowledges that it is investing in the Company entirely at its own risk and it may lose all of the Loan Funds.

4. U.S. Requirements

4.1 This Offering is limited to subscribers who are “Accredited Investors,” as defined in Rule 501 of Regulation D under the U.S. Securities Act of 1933 (the “U.S. Securities Act”). An Accredited Investor is one who meets any of the requirements set forth below. In order to establish the qualification of the Lender to invest in the Securities, the information in paragraph G of Schedule “B” below must be supplied.

4.2 The Lender represents and warrants to the Company that the Lender falls within the category or categories marked in paragraph G of Schedule “B”.

4.3 If and only if the Lender is resident in the U.S., then the Lender further acknowledges and agrees that the Securities (and any underlying securities which those Securities are convertible into) are “restricted securities” within the meaning of the U.S. Securities Act (and applicable state securities laws) and may not be sold or transferred in the U.S. unless they are subsequently registered under the U.S. Securities Act or any exemption from such registration is available and the certificates representing the Securities will bear a legend to reflect these restrictions. The Lender understands and agrees that upon the original issuance of the Securities (and any underlying securities which those Securities are convertible into), and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state Securities laws, the certificates representing the Securities may bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (C) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER APPLICABLE EXEMPTION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA, AFTER THE EXPIRY OF ANY HOLD PERIOD IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE GOOD DELIVERY, MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE COMPANY TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

4.4 The Lender further understands and acknowledges that the Company has not covenanted to register the Securities (or any underlying securities which those securities are convertible into) under the U.S. Securities Act and that absent registration, the Securities (or any underlying securities which those Securities are convertible into) may not be offered for sale, sold or otherwise transferred or assigned, directly or indirectly, in the United States or to a U.S. Person unless:

(a)	the sale is to the Company;

(b)	the sale is made pursuant to the exemption from registration under the U.S. Securities Act provided by Rule 144 thereunder, if applicable, and in accordance with applicable state securities laws;

(c)	with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the U.S. Securities Act and any applicable state securities laws; or

(d)	such Securities have been registered and/or qualified as the case may be under all applicable United States federal and state securities laws

5.Closing of Purchase

5.1 The completion of the subscription contemplated under this Agreement shall occur on a date (the “Closing Date”) chosen by the Company, but no later than the date prescribed by the TSX, subject to any extension approved by the TSX. On or before the Closing Date, the Company shall deliver to the Lender (as per the “Delivery Instructions” below), a certificate or certificates representing Note. Upon doing so, the Company shall be entitled to retain the Loan Funds as full payment for the Securities without any further instructions from, or notice to, the Lender.

6. Payment and Delivery

6.1 The Loan Funds shall be delivered to the Company directly by wire transfer, certified cheque, bank draft or solicitors trust cheque payable to the Company.

7. General

7.1 For the purposes of this Agreement, time is of the essence.

7.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the execution of this Agreement, be reasonably required to carry out the full intent and meaning of this Agreement.

7.3 The Lender hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Lender and delivered to the Company with respect to this subscription.

7.4 This Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

7.5 This Agreement may not be assigned by either party hereto. 7.6 This Agreement may be signed by the parties in counterpart and by fax.

SCHEDULE “B”

TO BE COMPLETED BY THE LENDER:

A. Subscription Amount.

         Loan Funds:                Cdn.$_150,075____________
B.	Name and Address (Note: Cannot be a U.S. Address) The name and address (to establish the Lender’s jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the Lender is as follows:

                                    Leede Financial Markets Inc. In Trust for William H. Laird #074-0470-S
                                    Name

                                    2930 13th Ave. S.W._________________________
                                    Street Address
                                    ________________________________________

                                    Salmon Arm, BC, V1E 4N7____________________
                                    City, Province, Country, Postal Code

                                    Email: w@whlaird.com

        Phone: 250-833-4297       Fax: 250-832-9720
C.	Registration Instructions (Note: Cannot be a U.S. Address) The name and address of the person in whose name the Lender’s Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph B above, then insert “see B above”):

                                    _See B Above_____________________________
                                    Name
                                    ________________________________________
                                    Street Address
                                    ________________________________________

                                    ________________________________________
                                    City, Province, Country, Postal Code
D.	Delivery Instructions (Note: Cannot be a U.S. Address) The name and address of the person to whom the certificates representing the Lender’s Securities referred to in paragraph B above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph B or C above, then insert “see B above” or “see C above”, as the case may be):

                                    _See B Above_____________________________
                                    Name
                                    ________________________________________
                                    Street Address
                                    ________________________________________

                                    ________________________________________
                                    City, Province, Country, Postal Code

E.	Exemption Relied Upon. The Lender represents to the Company that the Lender is (tick one or more of the following boxes):

(i)      a director,  senior  officer*  or control  person* of the  Corporation  or of an  affiliate*  of the
         Corporation:                                                                                           [ ]
(ii)     a spouse, parent,  grandparent,  brother, sister or child of a director,  senior officer* or control
         person* of the Corporation or an affiliate* of the Corporation, being:                                                                                                      [ ]
(iii)    a parent,  grandparent,  brother,  sister or child of the spouse of a director,  senior  officer* or control person* of the Corporation or of an affiliate* of the Corporation., being:
(iv)     a close personal  friend of a director,  senior officer* or control person* of the Corporation or an
         affiliate* of the Corporation, being  (complete (1) below):                                                                                            [ ]
(v)      a close business  associate of a director,  senior officer* or control person* of the Corporation or
         an affiliate* of the Corporation, being (complete (1) below):                                                                                            [ ]
(vi)     a founder* of the  Corporation or a spouse,  parent,  grandparent,  brother,  sister,  child,  close
         personal friend or close business associate of a founder* of the Corporation, being (complete (1) below):                                                                                 [ ]
(vii)    a parent,  grandparent,  brother,  sister or child of the spouse of a founder*  of the  Corporation,
         being                                                :                                                 [ ]
(viii)   a person or company of a which a majority of the voting  securities are beneficially  owned by, or a majority of the directors are, persons or companies described in paragraphs (i) to (vii), being
          (complete (1) below, if applicable):                                                                  [ ]
(ix)     a trust or estate of which all of the  beneficiaries  or a majority of the  trustees  are persons or companies described in paragraphs (i) to (vii), being
          (complete (1) below, if applicable):                                                                  [ ]
(x)      an accredited investor* (complete (2) below):

*See the definitions in Schedule “D” to this Agreement.

(1)      If you are a close personal  friend or close business  associate of a director,  senior officer or control person of the Company,  please  indicate how long you have known the individual and describe the nature of your relationship,  including how you are in a position to assess the capabilities and  trustworthiness of the individual.

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

(2)      If you are an accredited  investor,  please  describe how you qualify based on the  definition in Schedule
         "B" to this Agreement.

         Paragraph  K

         Description of Qualifications $1,000,000 net assets

         _________________________________________________________________________

         _________________________________________________________________________
F.	Relationship To Listed Company. State if the Lender is an “insider” of Voice Mobility International, Inc., being a director, officer or senior employee of Voice Mobility International, Inc. or of a subsidiary, or a shareholder holding not less than 10% of the current issued share capital of Voice Mobility International, Inc. prior to this purchase:

                No: __X__         Yes: ____

Does the Lender own any securities of Voice Mobility International, Inc. at the date hereof, if so, give particulars. State the number of securities of Voice Mobility International, Inc. held by the Lender not including this purchase:

         No: ____ Yes: _X_;    if “   Yes”, then:>

___________ common shares, warrants to acquire ___________ common shares, stock options to acquire ___________ common shares and convertible debentures convertible into _________ common shares and (if applicable, describe any other securities held) the following:

G.     Accredited Investor. Please indicate each category of accredited investor that you, the Lender, satisfy, by initialling on the appropriate line(s) below:

_____ Category 1.             A bank as defined in Section 3(a)(2) of the U.S.  Securities Act whether acting in its individual or fiduciary capacity; or

_____ Category 2.             A savings and loan association or other  institution as defined in  Section 3(a)(5)(A)
                              of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____ Category 3.             A broker or dealer  registered  pursuant  to Section 15 of the U.S.  Exchange  Act, as amended; or

_____ Category 4.             An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

_____ Category 5.             An investment company registered under the U.S. Investment Company Act of 1940; or

_____ Category 6.             A business  development  company as defined in Section 2(1)(48) of the U.S. Investment
                              Company Act of 1940; or

_____ Category 7.             A  small   business   investment   company   licensed  by  the  U.S.   Small  Business
                              Administration  under Section 301(c) or (d) of the U.S. Small Business  Investment Act
                              of 1958; or

_____ Category 8.             A plan  established  and  maintained  by a state,  its political  subdivisions  or any agency or  instrumentality of a state or its political  subdivisions,  for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or

_____ Category 9.             An employee  benefit plan within the meaning of the U.S.  Employee  Retirement  Income
                              Security  Act of 1974,  if the  investment  decision is made by a plan  fiduciary,  as defined  in  Section 3(21)  of such  Act,  which is  either a bank,  savings  and loan association,  insurance  company or  registered  investment  advisor,  or an  employee benefit  plan with total  assets in excess of  U.S.$5,000,000  or, if a  self-directed plan,  the  investment  decisions  are  made  solely  by  persons  who are  Accredited
                              Investors; or

_____ Category 10.            A private business  development company as defined in  Section 202(a)(22)  or the U.S.
                              Investment Advisers Act of 1940; or

_____ Category 11.            An organization  described in Section  501(c)(3) of the U.S.  Internal Revenue Code, a
                              corporation,  a Massachusetts or similar business trust, or a partnership,  not formed for the  specific  purpose of  acquiring  the Shares,  with total  assets in excess of
                              U.S.$5,000,000; or

_____ Category 12.            A director, executive officer or general partner of the Company.

__X___ Category 13.           A natural person whose individual net worth(*),  or joint net worth with that person's spouse, at the time of his purchase exceeds U.S.$1,000,000; or

_____ Category 14.            A natural person who had an individual  income(*) in excess of U.S.$200,000 in each of the two most  recent  years or joint  income  with that  person's  spouse in excess of
                              U.S.$300,000  in each of those years and has a reasonable  expectation of reaching the same income level in the current year; or

_____ Category 15.            A trust,  with total assets in excess of  U.S.$5,000,000,  not formed for the specific purpose  of  acquiring  the  securities  offered,  whose  purchase  is  directed  by a sophisticated person as described under the U.S. Securities Act Rule 506(b)(2)(ii); or

_____ Category 16.            An entity in which all of the equity owners are Accredited Investors.
*	For the purposes of this Agreement, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to the tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an Individual Retirement Account or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

If Category 3 and/or 11 is marked, please indicate by marking an “X” in the appropriate space whether the Lender is a corporation that has a net worth on a consolidated basis according to its most recent audited financial statements of not less than U.S.$14,000,000.

                                                    Yes                                No

TO BE COMPLETED AND SIGNED BY THE LENDER:

SIGNED, SEALED AND DELIVERED BY:

Leede Financial Markets Inc. In Trust for William H. Laird #074-0470-S

Name of the “Lender” — use the name inserted in paragraph B above.

Per:

      Signature of Lender

      Title (if applicable)

SCHEDULE “C”

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 18, 2004.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (C) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER APPLICABLE EXEMPTION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA, AFTER THE EXPIRY OF ANY HOLD PERIOD IN CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE GOOD DELIVERY, MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE COMPANY TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT

VOICE MOBILITY INTERNATIONAL, INC.

CONVERTIBLE PROMISSORY NOTE

Principal Amount:  Cdn.$150,075                                                         Effective  Date:  June  17,
2004

1. Promise to Pay

1.1 FOR VALUE RECEIVED, Voice Mobility International, Inc. (the "Company"), a company with a business office at Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia V5C 6A8, acknowledges itself indebted and promises to pay, on demand, to the order of Leede Financial Markets Inc. in trust for William Laird RRSP #074-0470-S (the "Holder") the sum of $150,075 (the "Principal") in lawful money of Canada, plus simple interest accruing from the Effective Date until repaid at the rate of 8% per annum, such interest being payable quarterly in arrears (the "Interest").

2. Due Date

2.1 Unless previously converted under Section 3 hereof, this Promissory Note (the "Note") shall become due and payable as to both accrued Interest and Principal at any time on or after June 17, 2006 (the "Due Date") upon receipt by the Company of written notice from the Holder demanding such payment. All payments hereunder shall be credited, first, to accrued and unpaid Interest, and second, outstanding Principal and shall be without set-off or counterclaim and without deduction or withholding for any taxes. All payments hereunder shall be made to the Holder at the address as may be designated by the Holder from time to time.

3. Conversion

3.1 The Holder shall, in his sole discretion, have the right at any time prior to Due Date to convert the Principal outstanding under this Note into that number of units (a "Unit") of the Company as is determined by dividing the unpaid Principal then due on this Note by a price of Cdn.$1.15 per Unit. Each Unit shall consist of one common share of the Company (the "Note Shares") and one common share purchase warrant in a form to be provided by the Company (the "Warrant") that shall entitle the Holder, upon giving 61 days notice to the Company, to purchase one Share (the "Warrant Shares") of the Company at a purchase price of Cdn.$1.15 per Share for a period of two years from the Effective Date.

3.2 If the Holder wishes to exercise the conversion rights as aforesaid it shall deliver to the Company at its head office being Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia V5C 6A8, notice in writing of such exercise, naming the number of Warrant Shares represented by the Warrant and the number of Note Shares to be issued and person or persons in whose name or names such Note Shares are to be registered. No additional consideration will be required from the Holder in order to exercise the right to convert this Note. The Company will pay all fees on account of any security transfer tax or transfer agent fee which may be required to effect the issue of the Warrant and the Note Shares to the registered holder hereof. Upon delivery of the notice of exercise to the Company, the Company shall immediately issue and deliver or cause to be issued and delivered to the Holder a certificate or certificates representing the Note Shares and Warrant issued and upon such delivery the person or persons designated in the said notice shall be deemed for all purposes the holder of record of fully paid common shares in the capital stock of the Company in the number designated in such notice.

3.3 In the event of any subdivision, revision or change of the common shares of the Company at any time while this Note is outstanding into a greater or lesser number of common shares, the Company shall deliver at the time of the exercise thereafter of the right of conversion by the Holder such additional or lesser number of Note Shares as would have resulted from such subdivision, redivision or change if the right of conversion had been exercised prior to the date of such subdivision, redivision or change of Note Shares.

4. Default

4.1 Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

(a)	if the Company makes default in the observance or performance of any written covenant or undertaking given by the Company to the Holder and such default is not rectified within 15 business days of notice being delivered by the Holder to the Company;

(b)	if the Company makes default in payment of any indebtedness or liability of the Company to the Holder hereunder, when due;

(c)	any representation or warranty in any written statement or certificate furnished by the Company to the Holder at the time of the making of this Note or at any time in respect of this Note is untrue or misleading in any material respect and such default continues for a period of 15 business days after written notice thereof by the Holder to the Company;

(d)	if an order is made or a resolution passed for the winding-up of the Company;

(e)	if the Company becomes insolvent, commits any act of bankruptcy or makes an authorized assignment or bulk sale of its assets;

(f)	if any proceedings with respect to the Company are commenced: (i) under the Companies Creditors Arrangement Act (Canada) or any other bankruptcy, insolvency or analogous laws, (ii) issuing sequestration or process of execution against, or against any substantial part of, the property of the Company, or (iii) appointing a receiver of the Company or any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such proceedings are consented to by the Company or not dismissed within 60 days after commencement;

(g)	if any one or more of a trustee, receiver and manager, custodian, liquidator or other person with similar powers is appointed for the Company or for any part of its property and is not discharged within 30 days of such appointment; or

(h)	if an encumbrancer takes lawful possession of any portion of the property of the Company which is material to the Company taken as a whole, or if any process of execution is levied or enforced upon or against a material portion of the property of the Company and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Company actively and diligently contests in good faith such process, but in that event the Company shall, if the Holder so requires, give security which, in the discretion of the Holder, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid.

4.2 When any Event of Default has occurred, the Company shall give written notice to the Holder within five business days of such Event of Default. When any Event of Default has occurred and is continuing, the Holder may, by notice in writing delivered to the Company, declare the entire Principal amount of this Note, together with all accrued and unpaid Interest hereunder immediately due and payable without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

4.3 Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Lender or cured to the satisfaction of the Lender, the Lender shall, by written notice to the Company take any of the following actions:

(a)	Acceleration. Declare the unpaid Principal of and any accrued Interest in respect of the Note and any and all other obligations of any and every kind owing by the Company to the Lender under any Security Document ("Security Documents" refer to the guarantee agreement (the "Guarantee Agreement") entered into between the Lender and Voice Mobility Inc. (the "Guarantor") and the general security agreement entered into between the Lender and the Company, to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; and

(b)	Enforcement of Rights. Enforce any and all rights and interests created and existing under the Security Documents and all rights of set-off.

4.4 Notwithstanding the foregoing, if an Event of Default specified in Section "4.1" shall occur, then all obligations owing to the Holder hereunder shall automatically and immediately become due and payable without the giving of any notice or other action by the Holder.

5. General

5.1 The Holder shall not assign any of its rights or obligations hereunder without the prior written consent of the Company, which consent is not to be unreasonably withheld. Upon surrender to the Company of this Note for partial transfer, the Holder shall be entitled to receive, without expense to the Holder, one or more new Notes representing the portion of the Note which is not transferred. This Note shall be binding upon the Company and its successors and assigns including any successor by reason of amalgamation of or any other change in the Company and shall enure to the benefit of the Holder and his successors and assigns. The Company shall not assign any of its rights or obligations hereunder without the prior written consent of the Holder, which consent is not to be unreasonably withheld.

5.2 The Company agrees to remain fully bound until this Note shall be fully paid and waives demand, presentment and protest, and all notices hereto, including notice of dishonour, and further agrees to remain bound, notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder. No failure to accelerate the debt evidenced hereby, and no indulgence that may be granted from time to time, shall be construed: (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by law. No extension of time for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the Company under this Note, either in whole or in part, unless the Holder agrees otherwise in writing. No modification or indulgence by the Holder shall be binding unless in writing.

5.3 If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

All references to currency herein mean the lawful money of Canada. This Note shall be construed, governed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

                                                              VOICE MOBILITY INTERNATIONAL, INC.

                                                              Per:     _______________________________

SCHEDULE “D”

DEFINITIONS

“accredited investor” means

(a)	a Canadian financial institution (as defined in National Instrument 14-101 Definitions), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada or a central cooperative credit society for which an order has been made under subsection 473(1)of that Act,

(d)	a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(e)	a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(f)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

(g)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada,

(h)	a municipality, public board or commission in Canada,

(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority of a jurisdiction of Canada,

(k)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities exceeds Cdn $1,000,000,

(l)	an individual whose net income before taxes exceeded Cdn.$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded Cdn.$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

(m)	a person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse, has net assets of at least Cdn. $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

(n)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

(q)	a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

(t)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

“affiliate” shall mean the following:

(a)	one corporation is affiliated with another corporation if one of them is the subsidiary of the other, or both are subsidiaries of the same corporation, or each of them is controlled by the same person;

(b)	a corporation is a subsidiary of another corporation if: a. it is controlled by i. that other corporation,

ii.	that other corporation and one or more corporations, each of which is controlled by that other corporation, or

iii.	two or more corporations, each of which is controlled by that other corporation, or b. it is a subsidiary of a subsidiary of that other corporation. (c) For the purposes of subsections (a) and (b), a corporation is controlled by a person if: a. shares of the corporation carrying more than 50% of the votes for the election of directors are held,other than by way of security only, by or for the benefit of that person, and

b.	the votes carried by the shares mentioned in paragraph (i) are sufficient, if exercised, to elect a majority of the directors of the corporation.

“control person” means

(a)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the Corporation, or

(b)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the issuer,

(c)	and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Corporation, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the Corporation.

“financial assets” means cash and securities.

“founder”, in respect of the Corporation, means a person or company who,

(a)	acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation; and

(b)	at the time of the proposed trade, is actively involved in the business of the Corporation.

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets.

“senior officer” means

(a)	the chair or a vice chair of the board of directors, the president, a vice president, the secretary, the treasurer or the general manager of the Corporation,

(b)	any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph (a), and

(c)	the 5 highest paid employees of the Corporation, including any individual referred to in paragraph (a) or (b) and excluding a commissioned salesperson who does not act in a managerial capacity.

SCHEDULE “E”

TORONTO STOCK EXCHANGE FORMS

PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement Lender of listed securities or securities which are convertible into listed securities.

QUESTIONNAIRE

1. DESCRIPTION OF TRANSACTION

(a)     Name of issuer of the Securities:

         Voice Mobility International, Inc.

(b)     Number and Class of Securities to be Purchased:

The Company proposes to issue a promissory note for a face value of $150,075 (the “Financing”) with an annual coupon rate of eight percent, payable quarterly, convertible at the option of the holder at any time before the due date, which is two years from the closing of the Financing, into 130,500 units (a “Unit”) at a price of Cdn.$1.15 per Unit. Each Unit consists of one common share of the Company and one common share purchase warrant. One warrant entitles the holder, upon giving 61 days notice to the Company, to purchase one common share of the Company at a purchase price of Cdn.$1.15 per common share for a period of two years from the closing of the Financing.

(c)     Purchase Price: Cdn.$150,075

2. DETAILS OF LENDER

(a) Name of Lender: Leede Financial Markets Inc in trust for

William H. Laird RRSP#074-0470-S

(b) Address: 2300 - 777 8th Avenue S.W.____________

Calgary, Alberta_____________________

T2P 3R5

(c) Names and address of persons having a greater than 10% beneficial interest in the Lender:

None 3. RELATIONSHIP TO ISSUER

(a)	Is the Lender (or any person named in response to 2(c) above) an insider of the Issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the Lender (or person named in response to 2(c)) qualifies as an insider:

Director: Senior Officer:

Senior Employee: Greater than 10% Shareholder:

Other:

(b)	If the answer to (a) is “no”, are the Lender and the Issuer controlled by the same person or company? If so, give details:

                  No: __X___        Yes: _____;            if "Yes", then: _______________________________________

4. DEALINGS OF LENDER IN SECURITIES OF THE ISSUER

Give details of all trading by the Lender, as principal, in the securities of the Issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:

          ______________________________________________________________________________

          ______________________________________________________________________________

          ______________________________________________________________________________

UNDERTAKING

TO: THE TORONTO STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase, as principal, the Securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said Securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED at _______________________________, this _____ day of ___________ , 2004.

                                                              Leede Financial Markets Inc in trust for
                                                              William H. Laird RRSP#074-0470-S
                                                              (Name of Lender - please print)

                                                              (Authorized Signature)

                                                              (Official capacity - please print)

                                                              (Please print name of individual whose signature
                                                              appears above, if different from name of
                                                              Lender printed above)

SCHEDULE “F”

ALL CURRENT CHARGES REGISTERED AGAINST VOICE MOBILITY INTERNATIONAL INC.